Exhibit 10(a)

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 5 to Registration Statement No. 333-94785 of Allstate Life of New York Separate Account A (the "Account") of Allstate Life Insurance Company of New York (the "Company") on Form N-4 of our report dated February 5, 2003 relating to the financial statements and the related financial statement schedules of the Company appearing in the Annual Report on Form 10-K of the Company for the year ended December 31, 2002, to its use in the Statement of Additional Information (which is incorporated by reference in the Prospectuses of the Account), which is part of such Registration Statement, and to the use of our report dated March 7, 2003 relating to the financial statements of the Account also appearing in such Statement of Additional Information.

We also consent to the references to us under the heading "Experts" in such Statement of Additional Information.


/s/ Deloitte & Touche LLP

Chicago, Illinois
April 10, 2003

Exhibit 10(b)

[JordenBurt LLP]
[1025 Thomas Jefferson Street, N.W.]
[Suite 400 EAST] [Washington, D.C. 20007-0805]
[(202) 965-8100] [TELECOPIER: (202) 965-8104]
[HTTP://WWW.JORDENBURT.COM]


Christopher S. Petito                         202-965-8152



                                March 26, 2003




Allstate Life Insurance Company of New York
Allstate Life of New York Separate Account A
One Allstate Drive
P.O. Box 9095 Farmingville, New York 11738

      Re:   Registration Statement on Form N-4
            Post-Effective Amendment No. 5
            (File Nos. 333-94785, and 811-7467)

Ladies and Gentlemen:

      We hereby consent to the reference to our name under the caption "Legal Matters" in the referenced Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 of Allstate Life of New York Separate Account A. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                              Very truly yours,

                              Jorden Burt LLP




                              By: /s/ CHRISTOPHER S. PETITO
                             -------------------------------
                              Christopher S. Petito


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